Cost of sales, exclusive of depreciation and amortization	6 Months Ended
Dec. 31, 2025
Cost of sales, exclusive of depreciation and amortization.
Cost of sales, exclusive of depreciation and amortization

10.Cost of sales, exclusive of depreciation and amortization

The following table provides LuxExperience Group’s inventory write-downs, classified as Cost of sales, exclusive of depreciation and amortization from continuing operations:

	Three Months Ended December 31,		Six Months Ended December 31,
(in € thousands)	2024	2025	2024	2025
Inventory write-downs	(1,751)	(4,062)	(5,335)	(7,252)

Inventory is written down when its net realizable value is below its carrying amount. LuxExperience Group estimates net realizable value as the amount at which inventories are expected to be sold, taking into consideration fluctuations in selling prices due to seasonality, less estimated costs necessary to complete the sale. Specific inventory located in the Leipzig warehouse, with a carrying amount of approximately €408 million as of December 31, 2025, serves as collateral under the Group’s revolving credit facility agreement. The pledged inventory remains in the Group’s possession and is used and managed in the ordinary course of business.